1 Annual Shareholder Meeting – May 2015

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. Historical results are not indicative of future performance. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non- GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Prime, Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

3 Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 5/6/15 Source: Bloomberg 10-Year Track Record of Outperformance • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns • AHP expects to benefit from strong management capabilities Total Shareholder Return 99% 223% 129% 79% 28% 32% 0% 100% 200% 300% 5-Yr 7-Yr 10-yr AHT Peer Avg

4 Highest Insider Ownership Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes direct & indirect interests & interests of related parties 15%* 14%* 5% 4% 3% 3% 2% 2% 2% 2% 1% 1% 1% 1% 0.5% 0% 2% 4% 6% 8% 10% 12% 14% 16% Publicly-Traded Hotel REIT Insider Ownership

5 Source: PKF Attractive Supply/Demand Imbalance • Demand expected to exceed supply through at least 2015 -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F Supply Growth Demand Growth Yea r- o v e r- Year % Gro w th PKF Forecast

6 Historical Flow-Through vs. Peers 2007 – 2013 Ashford Portfolio includes Ashford Trust & Ashford Prime 2007 – 2013 Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO 2014 Ashford Portfolio represents Ashford Prime 2014 Peers include: BEE, CHSP, DRH,, LHO, PEB, SHO Source: Company Filings 51% 37% 53% 104% 63% 65% 49% 42% 39% 8% 49% 41% 50% 53% 38% 56% 0% 20% 40% 60% 80% 100% 120% 2007 2008 2009 2010 2011 2012 2013 2014 Ashford Portfolio Peer Average • Historically, Ashford consistently outperforms peers in hotel EBITDA flow throughs

7 Asset Performance – Ashford Prime Revenue and EBITDA figures displayed in $000's 2013 2014 Q1 2014 Q1 2015 Var RevPAR $158.26 $171.35 $147.49 $163.35 10.8% Hotel Revenue $294,250 $314,583 $70,275 $77,749 10.6% Hotel EBITDA $96,321 $104,798 $20,217 $23,523 16.4% EBITDA Flow 41.7% 44.2% The above table assumes the 10 properties owned and included in continuing operations March 31, 2015 were owned as of the beginning of each of the periods shown 53.7% 90.3% 63.7% 55.7% 38.8% 41.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2009 2010 2011 2012 2013 2014 Annual Hotel EBITDA Flow-Through

8 Ashford Prime Developments  Q1 2015 RevPAR up 10.8%, Adjusted EBITDA up 30.0% and EBITDA flow- through was 44%  Through 5/1/15, Company has repurchased 1.9 million shares of common stock and units under its share repurchase program for total consideration of $32 million  During Q4 2014, Company refinanced its loan on the Capital Hilton and Hilton Torrey Pines resulting in annual interest savings of approx. $1.6 million  In March 2015, the Company refinanced its Pier House loan resulting in annual interest savings of approx. $1.8 million  Q1 2015 marks three consecutive quarters of double-digit RevPAR growth

9 Right of First Offer Hotels Hotel Market Rooms Ritz-Carlton Atlanta, GA 444 Rooms Hilton Back Bay Boston, MA 390 Rooms Courtyard Downtown Boston, MA 315 Rooms Embassy Suites Portland, OR 276 Rooms Embassy Suites Crystal City Washington, D.C. 267 Rooms Crowne Plaza Beverly Hills Los Angeles, CA 258 Rooms Hyatt Regency Coral Gables Miami, FL 250 Rooms Melrose Washington, D.C. 240 Rooms One Ocean Jacksonville, FL 193 Rooms Churchill Washington, D.C. 173 Rooms Crowne Plaza Key West Key West, FL 160 Rooms Embassy Suites Houston, TX 150 Rooms Right of First Offer Assets Right of First Offer Assets

10 Annual Shareholder Meeting – May 2015